UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Limited-Term Diversified Income Fund

September 30, 2008

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Security – 0.09%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	250,810	$ 222,206
Total Agency Asset-Backed Security (cost $248,782)			222,206

Agency Collateralized Mortgage Obligations – 7.19%
•E.F. Hutton Trust III Series 1 A 3.961% 10/25/17		90,027	89,983
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41		394,499	409,910
Series 2002-T1 A2 7.00% 11/25/31		223,634	234,095
•Fannie Mae Series 2006-M2 A2F 5.259% 5/25/20		1,315,000	1,291,105
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.50% 2/25/42		218,008	229,506
Series 2004-W9 2A1 6.50% 2/25/44		271,899	285,104
•Freddie Mac Series 3094 US 6.75% 9/15/34		1,111,769	998,289
Freddie Mac Stated Final Series 5 GC 2.95% 12/15/09		600,823	602,435
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		81,263	84,048
Series T-58 2A 6.50% 9/25/43		1,491,319	1,566,102
•Series T-60 1A4C 5.395% 3/25/44		2,510,594	2,531,242
GNMA
Series 2002-28 B 5.779% 7/16/24		2,053,628	2,077,533
Series 2003-72 C 4.86% 2/16/30		2,500,000	2,513,722
•Series 2003-78 B 5.11% 10/16/27		5,000,000	5,038,353
Total Agency Collateralized Mortgage Obligations (cost $18,010,039)			17,951,427

Agency Mortgage-Backed Securities – 14.98%
Fannie Mae
4.50% 3/1/14		1,203,199	1,199,846
6.00% 9/1/12		865,217	879,959
6.50% 8/1/17		282,316	292,576
9.00% 11/1/15		144,863	154,263
10.00% 10/1/30		172,327	197,463
16.00% 11/15/12		133,370	151,914
•Fannie Mae ARM
4.373% 6/1/34		356,330	358,897
4.521% 8/1/34		438,751	442,031
4.795% 11/1/35		2,377,421	2,380,981
5.053% 8/1/35		695,061	691,235
5.134% 11/1/35		313,498	317,725
5.829% 12/1/33		340,041	350,468
5.855% 4/1/36		3,742,903	3,809,855
6.128% 6/1/36		1,336,721	1,374,581
6.162% 7/1/36		1,342,988	1,382,847
6.284% 7/1/36		1,104,842	1,137,727
6.295% 4/1/36		434,643	449,651
6.326% 8/1/36		716,310	738,766
Fannie Mae Balloon 7 yr
4.00% 8/1/10		1,222,776	1,218,975
5.00% 8/1/11		1,689,538	1,711,615
Fannie Mae FHAVA 30 yr
7.25% 4/1/09		55	55
7.50% 3/1/25		994	1,064
8.50% 8/1/09		505	513
11.00% 8/1/10 to 12/1/15		110,341	118,295

Fannie Mae GPM 11.00% 11/1/10	5,432	5,799
Fannie Mae S.F. 15 yr
7.50% 4/1/11	5,537	5,743
8.00% 10/1/14 to 10/1/16	559,066	587,529
Fannie Mae S.F. 20 yr 6.50% 2/1/22	373,789	386,649
Fannie Mae S.F. 30 yr
5.00% 1/1/38	557,240	543,385
6.50% 9/1/36	534,201	548,373
7.00% 12/1/37	59,904	62,660
7.50% 12/1/10 to 11/1/31	117,925	125,363
8.00% 9/1/11 to 5/1/24	313,822	339,810
8.50% 9/1/09 to 8/1/17	121,559	132,209
9.00% 8/1/22	354,630	390,675
9.25% 3/1/09 to 8/1/16	45,057	49,778
10.00% 2/1/25	553,429	613,374
11.00% 9/1/15 to 8/1/20	113,432	130,944
12.50% 2/1/11	285	292
Fannie Mae S.F. 30 yr TBA 6.00% 10/1/38	4,500,000	4,557,655
Freddie Mac
6.00% 1/1/17	375,484	379,884
6.50% 6/17/14 to 3/1/16	1,398,762	1,415,920
•Freddie Mac ARM
5.647% 4/1/33	218,056	222,130
5.678% 7/1/36	306,685	313,430
6.846% 4/1/34	100,433	101,725
Freddie Mac Balloon 7 yr
4.00% 4/1/10 to 5/1/10	1,160,501	1,159,115
4.50% 3/1/10 to 12/1/10	2,303,290	2,325,161
5.00% 6/1/11 to 11/1/11	478,322	483,356
6.00% 4/1/09	27,764	28,073
Freddie Mac FHAVA 30 yr
9.50% 2/1/10	19,641	20,294
11.00% 2/1/14	3,062	3,320
Freddie Mac S.F. 15 yr
5.00% 4/1/20	1,048,650	1,046,992
6.00% 10/1/10	6,992	7,120
7.50% 4/1/11	28,408	29,458
8.00% 7/1/16	120,403	128,287
Freddie Mac S.F. 30 yr
8.00% 5/1/09 to 5/1/31	306,989	333,474
8.50% 12/1/09	2,522	2,611
9.00% 9/1/30	202,042	224,768
9.25% 2/1/13	189	190
9.75% 12/1/08	104	105
11.00% 5/1/20	4,400	4,838
11.50% 6/1/15 to 3/1/16	197,708	225,640
GNMA I GPM
11.00% 7/15/10	9,782	10,406
11.50% 4/15/10	6,621	7,075
12.25% 1/15/14	8,651	9,983
GNMA I Mobile Home 6.50% 9/15/10	7,814	8,085
GNMA I S.F. 15 yr
6.00% 2/15/09 to 6/15/09	10,261	10,311
7.50% 7/15/10 to 9/15/10	22,714	22,830
GNMA I S.F. 30 yr
7.50% 12/15/23 to 12/15/31	370,660	399,653
8.00% 6/15/30	8,755	9,610
9.00% 10/15/09 to 2/15/17	51,186	55,434
9.50% 6/15/16 to 8/15/17	19,661	21,722
11.00% 12/15/09 to 5/15/20	138,596	157,974
GNMA II GPM 9.75% 12/20/16 to 9/20/17	18,936	21,182

GNMA II S.F. 15 yr 7.50% 3/20/09	934	953
GNMA II S.F. 30 yr
9.50% 11/20/20	2,482	2,760
10.50% 6/20/20	2,289	2,642
11.00% 9/20/15 to 10/20/15	76,214	86,429
11.50% 12/20/17 to 10/20/18	59,879	69,613
12.00% 4/20/14 to 5/20/16	131,008	151,262
12.50% 10/20/13 to 11/20/13	31,490	35,590
Total Agency Mortgage-Backed Securities (cost $37,310,714)		37,380,945

Agency Obligations – 8.25%
Fannie Mae 3.00% 7/12/10	5,010,000	5,000,741
Federal Farm Credit Bank 3.50% 10/3/11	3,000,000	2,990,874
Federal Home Loan Bank
3.375% 10/20/10	2,400,000	2,402,578
3.625% 10/18/13	425,000	413,832
3.75% 1/8/10	2,250,000	2,265,152
3.84% 11/25/09	1,261,969	1,257,237
4.25% 11/20/09	1,030,000	1,041,893
4.375% 9/17/10	1,250,000	1,275,251
4.50% 10/9/09	340,000	344,642
•8.00% 7/7/23	2,000,000	1,995,000
Freddie Mac
3.125% 10/25/10	1,445,000	1,445,736
*5.75% 1/15/12	150,000	160,276
Total Agency Obligations (cost $20,582,210)		20,593,212

Commercial Mortgage-Backed Securities – 0.95%
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.552% 2/15/39	180,000	167,333
•#Crown Castle Towers Series 2005-1A AFL 144A 2.87% 6/15/35	630,000	621,199
@•#Goldman Sachs Mortgage Securities II Series 2006-RR3 A1S 144A 5.662% 7/18/56	360,000	201,600
•Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	285,000	268,504
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9 A2 5.134% 5/15/47	320,000	280,668
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	270,000	264,065
#Tower 144A
Series 2006-1 B 5.588% 2/15/36	255,000	250,795
Series 2006-1 C 5.707% 2/15/36	340,000	316,040
Total Commercial Mortgage-Backed Securities (cost $2,650,340)		2,370,204

Convertible Bond – 0.43%
Electronic Data Systems 3.875% 7/15/23 exercise price $34.14, expiration date 7/15/23	1,100,000	1,067,000
Total Convertible Bond (cost $1,097,938)		1,067,000

Corporate Bonds – 15.81%
Banking – 3.47%
Bank of New York Mellon 5.125% 8/27/13	1,685,000	1,608,089
BB&T 6.50% 8/1/11	1,070,000	1,044,311
Citigroup
4.625% 8/3/10	580,000	529,813
6.50% 8/19/13	1,610,000	1,432,357
JPMorgan Chase
4.75% 5/1/13	1,045,000	973,495
5.75% 1/2/13	1,165,000	1,116,353
U.S. Bank North America 6.375% 8/1/11	345,000	348,474
•USB Capital IX 6.189% 4/15/49	725,000	355,421
•Wells Fargo Capital XIII 7.70% 12/29/49	1,435,000	1,252,469
		8,660,782
Basic Industry – 0.33%
#Evraz Group 144A 9.50% 4/24/18	180,000	130,500
#Nine Dragons Paper Holdings 144A 7.875% 4/29/13	450,000	413,973
#Severstal 144A 9.75% 7/29/13	331,000	273,075
		817,548
Brokerage – 0.73%
Goldman Sachs Group 5.70% 9/1/12	1,060,000	913,847

Morgan Stanley 5.30% 3/1/13	1,330,000	914,270
		1,828,117
Capital Goods – 0.98%
Philips Electronics 4.625% 3/11/13	1,570,000	1,531,481
Tyco Electronics Group 5.95% 1/15/14	930,000	915,827
		2,447,308
Communications – 1.59%
AT&T Wireless 8.125% 5/1/12	2,080,000	2,220,212
Comcast 5.50% 3/15/11	1,170,000	1,149,502
France Telecom 7.75% 3/1/11	579,000	607,991
		3,977,705
Consumer Cyclical – 0.63%
General Motors 6.85% 10/15/08	830,000	823,775
Ryland Group 5.375% 5/15/12	365,000	299,300
Wal-Mart Stores 4.25% 4/15/13	450,000	442,125
		1,565,200
Consumer Non-Cyclical – 2.17%
American Home Products 6.95% 3/15/11	2,000,000	2,111,443
#Dr Pepper Snapple Group 144A 6.12% 5/1/13	995,000	988,493
GlaxoSmithKline Capital 4.85% 5/15/13	1,145,000	1,125,222
Safeway 6.50% 3/1/11	1,065,000	1,098,016
Wyeth 5.50% 2/1/14	90,000	89,316
		5,412,490
Electric – 0.93%
Baltimore Gas & Electric 6.125% 7/1/13	375,000	370,778
Pacific Gas & Electric 4.20% 3/1/11	2,000,000	1,955,100
		2,325,878
Energy – 0.82%
Weatherford International 6.625% 11/15/11	2,000,000	2,054,754
		2,054,754
Finance Companies – 1.81%
Allstate Life Global Funding Trust 5.375% 4/30/13	1,150,000	1,111,252
General Electric Capital 4.80% 5/1/13	2,100,000	1,917,327
International Lease Finance 5.35% 3/1/12	2,000,000	1,481,578
		4,510,157
Insurance – 1.20%
UnitedHealth Group 5.50% 11/15/12	1,042,000	997,030
WellPoint 5.00% 1/15/11	2,000,000	1,989,460
		2,986,490
Technology – 1.15%
Oracle 4.95% 4/15/13	2,170,000	2,165,167
Xerox 5.65% 5/15/13	720,000	700,020
		2,865,187
Total Corporate Bonds (cost $41,495,195)		39,451,616

Non-Agency Asset-Backed Securities – 5.14%
•Bank of America Credit Card Trust
Series 2006-A10 A10 2.47% 2/15/12	3,715,000	3,661,298
Series 2008-A5 A5 3.69% 12/16/13	820,000	805,453
#Cabela's Master Credit Card Trust 2008-1A A1 144A 4.31% 12/16/13	470,000	454,356
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	630,000	622,202
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	170,000	169,187
•Series 2008-A A2B 4.357% 12/27/10	715,000	711,983
Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	515,000	462,111
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2003-3 1A4 3.303% 11/25/29	116,586	115,067
Chase Issuance Trust Series 2008-A9 A9 4.26% 5/15/13	385,000	375,132
CNH Equipment Trust
Series 2005-B A4B 4.40% 5/16/11	947,638	937,417
Series 2008-A A3 4.12% 5/15/12	155,000	149,047
Series 2008-A A4A 4.93% 8/15/14	255,000	239,308
Series 2008-B A3A 4.78% 7/16/12	395,000	386,418

Discover Card Master Trust Series 2008-A4 A4 5.65% 12/15/15		500,000	476,281
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		500,000	428,745
•#Golden Credit Card Trust 2008-3 A 144A 3.49% 7/15/17		700,000	668,584
#Harley-Davidson Motorcycle Trust Series 2006-1 A2 144A 5.04% 10/15/12		191,672	191,952
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12		170,000	169,935
Series 2008-A A3 4.93% 12/17/12		280,000	276,752
@•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		389,042	344,302
∏@Renaissance Home Equity Loan Trust Series 2007-2 AF2 5.675% 6/25/37		175,000	150,301
•#Sovereign Dealer Floor Plan Master Series 2006-1 A 144A 2.54% 8/15/11		750,000	727,500
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 1/15/11		300,000	293,248
Total Non-Agency Asset-Backed Securities (cost $13,237,042)			12,816,579

Non-Agency Collateralized Mortgage Obligations – 1.24%
Bear Stearns Asset-Backed Securities Trust Series 2005-AC8 A5 5.50% 11/25/35		534,605	437,407
Countrywide Alternative Loan Trust
•Series 2004-J7 1A2 4.673% 8/25/34		23,766	23,333
Series 2006-2CB A3 5.50% 3/25/36		461,936	421,170
∏@w•Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB4 1A2 5.596% 6/20/36		403,187	187,171
#GSMPS Mortgage Loan Trust 144A
•Series 1998-2 A 7.75% 5/19/27		242,254	239,507
•Series 1999-3 A 8.00% 8/19/29		577,554	625,083
Series 2005-RP1 1A4 8.50% 1/25/35		651,189	661,380
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		482,238	493,363
Total Non-Agency Collateralized Mortgage Obligations (cost $3,542,349)			3,088,414

«Senior Secured Loan – 0.19%
Bausch & Lomb 7.012% 4/11/15		498,996	467,242
Total Senior Secured Loan (cost $488,392)			467,242

Sovereign Debt – 5.59%Δ
Germany – 4.90%
Bundesobligation
3.50% 4/12/13	EUR	1,499,700	2,085,578
4.25% 10/12/12	EUR	7,092,400	10,162,190
			12,247,768
United Kingdom – 0.69%
U.K. Treasury 5.00% 3/7/12	GBP	939,200	1,716,267
			1,716,267
Total Sovereign Debt (cost $14,729,172)			13,964,035

Supranational Banks – 0.40%
European Investment Bank 11.25% 2/14/13	BRL	1,000,000	516,691
International Bank for Reconstruction & Development 5.75% 6/25/10	RUB	13,020,000	494,339
Total Supranational Banks (cost $1,079,671)			1,011,030

U.S. Treasury Obligations – 28.84%
U.S. Treasury Inflation Index Notes
¥0.625% 4/15/13	USD	7,449,980	7,033,250
¥3.875% 1/15/09		3,774,943	3,765,804
U.S. Treasury Notes
2.00% 9/30/10		36,965,000	36,988,141
3.125% 9/30/13		24,030,000	24,202,728
Total U.S. Treasury Obligations (cost $72,301,379)			71,989,923
		Number of
		Shares
Preferred Stock – 0.26%
•PNC Financial Services Group 8.25%		690,000	646,682
Total Preferred Stock (cost $678,532)			646,682

Total Value of Securities Before Securities Lending Collateral – 89.36%
(cost $227,451,755)			223,020,515

Securities Lending Collateral** – 0.06%
Investment Companies
Mellon GSL DBT II Collateral Fund	163,688	163,688
Total Securities Lending Collateral (cost $163,688)		163,688

Total Value of Securities – 89.42%
(cost $227,615,443)		223,184,203	©
Obligation to Return Securities Lending Collateral** – (0.06%)		(163,688)
Receivables and Other Assets Net of Liabilities (See Notes) – 10.64%z		26,558,467
Net Assets Applicable to 30,482,078 Shares Outstanding – 100.00%		$249,578,982

°Principal amount shown is stated in the currency in which each security is denominated.

BRL – Brazilian Real
CHF – Swiss Franc
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
RUB – Russian Ruble
USD – United States Dollar

ΔSecurities have been classified by country of origin.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2008, the aggregate amount of Rule 144A securities was $8,030,447, which represented 3.22% of the Fund’s net assets. See Note 8 in "Notes."
•Variable rate security. The rate shown is the rate as of September 30, 2008.
wPass-Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
¥Fully or partially pledged as collateral for financial futures contracts.
*Fully or partially on loan.
**See Note 7 in “Notes.”
©Includes $161,305 of securities loaned.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
@Illiquid security. At September 30, 2008, the aggregate amount of illiquid securities was $883,374, which represented 0.35% of the Fund’s net assets. See Note 8 in “Notes.”
∏Restricted Security. Investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At September 30, 2008, the aggregate amount of restricted securities was $337,472 or 0.14% of the Fund’s net assets. See Note 8 in “Notes.”
zOf this amount, $26,718,231 represents cash as of September 30, 2008.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
FHAVA – Federal Housing Administration & Veterans Administration
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
S.F. – Single Family
TBA – To Be Announced
yr – Year

The following foreign currency exchange contracts, financial futures contracts, and written options were outstanding at September 30, 2008:

Foreign Currency Exchange Contracts[1]

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BRL	(966,907)	USD	524,780	10/31/08	$16,471
CHF	2,575,803	USD	(2,378,616)	10/31/08	(78,584)
EUR	(1,003,337)	USD	1,477,795	10/31/08	61,062
EUR	(6,281,271)	USD	9,225,931	10/31/08	356,641
EUR	(479,904)	USD	701,764	10/31/08	24,129
GBP	(918,845)	USD	1,699,865	10/31/08	62,405
JPY	117,535,040	USD	(1,114,076)	10/31/08	(3,154)
JPY	1,114,830,265	USD	10,562,105	10/31/08	(24,914)
RUB	13,477,788	USD	(550,114)	10/31/08	(27,145)
					$386,911

Financial Futures Contract2

Contract	Notional	Notional		Unrealized
to Sell	Proceeds	Value	Expiration Date	Depreciation
41 U.S. Treasury 5 yr notes	$ 4,590,148	$ 4,601,609	12/31/08	($11,461)

Written Options3

					Unrealized
Number of	Notional	Exercise			Appreciation
Contracts	Value	Price	Expiration Date	Description	(Depreciation)
(400)	$40,000,000	$112.50	11/21/08	U.S. Treasury	$(244,682)
				10 yr Future
(200)	20,000,000	113.50	11/21/08	U.S. Treasury	(200,466)
				10 yr Future
(200)	20,000,000	121	11/21/08	U.S. Treasury	30,784
	$80,000,000			10 yr Future	$(414,364)

The use of foreign currency exchange contracts, financial futures contracts, and written options involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”
3See Note 5 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Limited Term Government Funds – Delaware Limited-Term Diversified Income Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Foreign currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing”).

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 30, 2008, the Fund adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At September 30, 2008, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At September 30, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At September 30, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$227,760,259
Aggregate unrealized appreciation	572,141
Aggregate unrealized depreciation	(5,148,197)
Net unrealized depreciation	$(4,576,056)

For federal income tax purposes, at December 31, 2007, capital loss carryforwards of $17,916,704 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $5,888,621 expires in 2008, $6,133,212 expires in 2012, $2,091,290 expires in 2013 and $3,803,581 expires in 2014.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs that are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of September 30, 2008:

Level	Securities	Derivatives
Level 1	$72,153,610	$-
Level 2	143,883,547	(38,914)
Level 3	7,147,046	-
Total	$223,184,203	$(38,914)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/31/07	$6,843,022
Net realized loss	(141,407)
Net change in unrealized
appreciation/depreciation	(28,641)
Net purchases, sales and settlements	474,072
Balance as of 9/30/08	$7,147,046

Net change in unrealized
appreciation/depreciation from
investments still held as of 9/30/08	$(96,150)

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

4. Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

5. Written Options
During the period ended September 30, 2008, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written.

Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended September 30, 2008 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2007	300	$135,089
Options written	5,100	2,866,754
Options terminated in closing purchase transactions	(4,600)	(2,609,957)
Options outstanding at September 30, 2008	800	$391,886

6. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

During the period ended September 30, 2008, the Fund did not enter into any interest rate swap contracts, index swap contracts and CDS contracts.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At September 30, 2008, the value of the securities on loan was $161,305, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

8. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by S & P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: